Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
DECEMBER 9, 2002 THROUGH DECEMBER 31, 2002

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
DECEMBER 9, 2002 THROUGH DECEMBER 31, 2002

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 0238064)
Steven R. Kotarba (ARDC No. 6245278)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 1/31/03	DEBTOR-IN-POSSESSION

Print Name/Title:	Frederic F. Brace; CFO

Signature:	/s/ Frederic F. Brace

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corp. Unaudited Consolidated Financial Statements

	A.	Condensed Consolidated Statement of Operations (Discloses both filing and non-filing entities)
	B.	Condensed Consolidated Balance Sheet (Form 10_K to be filed by March 31, 2003)
	C.	Condensed Consolidated Statement of Cash Flows (Form 10_K to be filed by March 31, 2003)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance - Certifications
	B.	Payments to Insiders - Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

		Filed -1	Filed -12	Non-Filed			Filed - 25	Filed - 4,5,6,7,8,9,10,11			Filed - 26, 27, 28	Filed -13,14,15,16
UNITED		UAL	UAL BMI	FOUR STAR			FOUR STAR	UAL LOYALTY			AIR	BIZ JET	TOTAL		UAL	Line
CONSOLIDATED		CORPORATION	INC.	INSURANCE			LEASING INC.	SERVICES, INC.			WISCONSIN	HOLDINGS, INC.	SUBSIDIARIES	ELIMINATIONS	CONSOLIDATED	No.
Operating revenues:
Passenger	696,886	-	-	-			-	-			-	-	-	-	696,886	1
Cargo	60,153	-	-	-			-	-			-	-	-	-	60,153	2
Contract services and other	64,294	-	-	-			-	68,459			541	-	69,000	-	133,294	3
Intercompany	28,050	-	-	-			-	(2,435)			75	-	(2,360)	(24,503)	1,187	4
Total revenues	849,383	-	-	-			-	66,024			616	-	66,640	(24,503)	891,520	5

Operating expenses:
Salaries and related costs	478,774	-	-	-			-	3,560			64	-	3,624	(65)	482,333	6
Aircraft fuel	129,617	-	-	-			-	-			-	-	-	-	129,617	7
Aircraft rent expense	54,245	-	-	-			-	-			-	-	-	(237)	54,008	8
Rentals and landing fees	50,614	-	-	-			-	91			1	-	92	(1)	50,705	9
Aircraft maint. matls & repairs	30,230	-	-	-			-	-			-	-	-	-	30,230	10
Traffic commissions	19,865	-	-	-			-	-			-	-	-	(1,304)	18,561	11
Food and beverages	26,380	-	-	-			-	-			-	-	-	-	26,380	12
Depreciation and amortization	59,567	-	-	-			-	661			-	-	661	-	60,228	13
G/L on disposition of property	(11,996)	-	-	-			-	-			-	-	-	-	(11,996)	14
Purchased services	80,482	-	-	-			-	(801)			4	-	(797)	(1,674)	78,011	15
Advertising and promotion	7,490	-	-	-			-	3,021			-	-	3,021	(400)	10,111	16
Personnel expense	24,818	-	-	-			-	52			-	-	52	-	24,870	17
Contract services and other	69,707	-	-	-			-	20,487			934	-	21,421	(19,958)	71,170	18
All other	(34,666)	123	1,017	-			-	44			2	-	1,186	(1,018)	(34,498)	19
Total expenses	985,127	123	1,017	-			-	27,115			1,005	-	29,260	(24,657)	989,730	20
Special Charges	67,000	-	-	-			-	-			-	-	-	-	67,000	21
Total operating expenses	1,052,127	123	1,017	-			-	27,115			1,005	-	29,260	(24,657)	1,056,730	22

Earnings (loss) from operations	(202,744)	(123)	(1,017)	-			-	38,909			(389)	-	37,380	154	(165,210)	23

Other income (expenses), net:
Interest expense -
On long-term debt & leases	(28,580)	-	-	-			-	(3)			-	-	(3)	-	(28,583)	24
Other	(3,894)	-	-	-			-	-			-	-	-	-	(3,894)	25
On intercompany debt	(1,311)	-	(261)	-			-	(2,522)			(927)	-	(3,710)	4,728	(293)	26
Interest capitalized	392	-	-	-			-	-			-	-	-	-	392	27
Interest income	(1,003)	-	-	-			-	348			-	-	348	-	(655)	28
Intercompany interest income	3,490	-	927	-			510	-			961	-	2,398	(4,965)	923	29
Equity in earnings of affiliates	-	-	-	-			-	859			-	-	859	-	859	30
Foreign exchange gains (losses)	(7,394)	-	-	-			-	-			-	-	-	-	(7,394)	31
Airline Stabilization Grant	-	-	-	-			-	-			-	-	-	-	-	32
Gain on sale of investment	-	-	-	-			-	-			-	-	-	-	-	33
Reorganization Items	(9,717)	-	-	-			-	-			-	-	-	-	(9,717)	34
Other, net	(6,293)	(385)	-	-			-	5			(1)	-	(381)	-	(6,674)	35
Total other	(54,310)	(385)	666	-			510	(1,313)			33	-	(489)	(237)	(55,036)	36
Earnings (loss) before income taxes	(257,054)	(508)	(351)	-			510	37,596			(356)	-	36,891	(83)	(220,246)	37
Provision (credit) for income taxes
Current	41,461	(26,700)	(3,621)	-			289	37,340			(101)	(992)	6,215	-	47,676	38
Deferred	282,711	(100)	3,523	-			(138)	(28,422)			194	-	(24,943)	-	257,768	39
Total tax provision (credit)	324,172	(26,800)	(98)	-			151	8,918			93	(992)	(18,728)	-	305,444	40

Earnings (loss) before X-item	(581,226)	26,292	(253)	-			359	28,678			(449)	992	55,619	(83)	(525,690)	41
Distribution of preferred securities	-	(1,482)	-	-			-	-			-	-	(1,482)		(1,482)	42
Cumulative Change - SFAS 133	-	-	-	-			-	-			-	-	-	-	-	43

Net earnings (loss)	(581,226)	24,810	(253)	-			359	28,678			(449)	992	54,137	(83)	(527,172)	44

															(701,255)

	Filed -2	Filed -17	Non-Filed	Filed -19	Filed - 20	Non-Filed	Non-Filed	Filed - 23	Filed - 24	Filed - 21	Filed - 18	Non-Filed	Non-Filed
				UNITED				UNITED	UNITED
		KION	KION	AVIATION	UNITED	COVIA	CYPHER	WORLD	VACATION			GALILEO	UNITED AIR LINES	TOTAL		UNITED	Line
	UNITED	LEASING	DE MEXICO	FUELS	COGEN	LLC	CORP.	WIDE	INC.	MPH	PREMIER	JAPAN	VENTURES	SUBSIDIARIES	ELIMINATIONS	CONSOLIDATED	No.
Operating revenues:
Passenger	696,886	-	-	-	-	-	-	-	-	-	-	-	-	-	-	696,886	1
Cargo	60,153	-	-	-	-	-	-	-	-	-	-	-	-	-	-	60,153	2
Contract services and other	8,094	-	66	52,796	933	-	-	-	-	449	25	300	-	54,569	1,631	64,294	3
Intercompany	29,906	-	64	57,382	258	-	-	-	-	1,235	-	873	-	59,812	(61,668)	28,050	4
Total revenues	795,039	-	130	110,178	1,191	-	-	-	-	1,684	25	1,173	-	114,381	(60,037)	849,383	5

Operating expenses:
Salaries and related costs	477,351	-	105	-	(3)	-	-	-	-	1,321	-	-	-	1,423	-	478,774	6
Aircraft fuel	129,617	-	-	57,382	-	-	-	-	-	-	-	-	-	57,382	(57,382)	129,617	7
Aircraft rent expense	54,365	-	-	-	-	-	-	-	-	-	-	-	-	-	(120)	54,245	8
Rentals and landing fees	50,560	-	7	-	-	-	-	-	-	48	-	-	-	55	(1)	50,614	9
Aircraft maint. matls & repairs	30,230	-	-	-	-	-	-	-	-	-	-	-	-	-	-	30,230	10
Traffic commissions	19,865	-	-	-	-	-	-	-	-	-	-	-	-	-	-	19,865	11
Food and beverages	26,380	-	-	-	-	-	-	-	-	-	-	-	-	-	-	26,380	12
Depreciation and amortization	59,504	-	1	-	-	-	-	-	-	62	-	-	-	63	-	59,567	13
G/L on disposition of property	(11,996)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(11,996)	14
Purchased services	81,351	-	14	-	(56)	-	-	-	-	369	-	-	-	327	(1,196)	80,482	15
Advertising and promotion	5,604	-	-	-	-	-	-	-	-	(2,275)	-	-	-	(2,275)	4,161	7,490	16
Personnel expense	24,812	-	6	-	-	-	-	-	-	-	-	-	-	6	-	24,818	17
Contract services and other	25,564	-	24	49,406	84	-	-	-	-	-	100	148	-	49,762	(5,619)	69,707	18
All other	(34,726)	-	17	-	43	-	-	-	-	-	-	-	-	60	-	(34,666)	19
Total expenses	938,481	-	174	106,788	68	-	-	-	-	(475)	100	148	-	106,803	(60,157)	985,127	20
Special Charges	67,000	-	-	-	-	-	-	-	-	-	-	-	-	-	-	67,000	21
Total operating expenses	1,005,481	-	174	106,788	68	-	-	-	-	(475)	100	148	-	106,803	(60,157)	1,052,127	22

Earnings (loss) from operations	(210,442)	-	(44)	3,390	1,123	-	-	-	-	2,159	(75)	1,025	-	7,578	120	(202,744)	23

Other income (expenses), net:
Interest expense -
On long-term debt & leases	(28,580)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(28,580)	24
Other	(3,894)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(3,894)	25
On intercompany debt	(1,311)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,311)	26
Interest capitalized	392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	392	27
Interest income	(1,047)	84	-	6	60	-	-	-	-	14	-	-	-	164	(120)	(1,003)	28
Intercompany interest income	4,194	-	-	(704)	-	-	-	-	-	-	-	-	-	(704)	-	3,490	29
Equity in earnings of affiliates	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	30
Foreign exchange gains (losses)	(7,394)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(7,394)	31
Airline stabilization grant	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	32
Gain on sale of investment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	33
Reorganization Items	(9,721)	-	-	-	-	-	4	-	-	-	-	-	-	4	-	(9,717)	34
Other, net	(6,851)	-	-	680	-	-	-	-	-	-	-	398	-	1,078	(520)	(6,293)	35
Total other	(54,212)	84	-	(18)	60	-	4	-	-	14	-	398	-	542	(640)	(54,310)	36
Earnings (loss) before income taxes	(264,654)	84	(44)	3,372	1,183	-	4	-	-	2,173	(75)	1,423	-	8,120	(520)	(257,054)	37
Provision (credit) for income taxes
Current	41,975	8	-	2,158	(4,396)	469	4	-	(1)	1,115	129	-	-	(514)	-	41,461	38
Deferred	272,324	(39)	-	(56)	5,081	(1,328)	19	-	-	6,714	(4)	-	-	10,387	-	282,711	39
Total tax provision (credit)	314,299	(31)	-	2,102	685	(859)	23	-	(1)	7,829	125	-	-	9,873	-	324,172	40

Earnings (loss) before dist. of pfd. sec.	(578,953)	115	(44)	1,270	498	859	(19)	-	1	(5,656)	(200)	1,423	-	(1,753)	(520)	(581,226)	41
Distribution of preferred securities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	42
Ex-Item Retirement of Debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	42
Cumulative Change - SFAS 133	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	43

Net earnings (loss)	(578,953)	115	(44)	1,270	498	859	(19)	-	1	(5,656)	(200)	1,423	-	(1,753)	(520)	(581,226)	44

																(747,415)

CASE NAME: UAL Corporation et al.		CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation[1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For The Period Ending DECEMBER 31, 2002			(Amounts in US dollar $)

BEGINNING BALANCE (ending balance December 8th 2002)
Operating Accounts - DOM [2]			$69,918,629
Operating Accounts - INT [3]			$42,893,270
London Overnight Investment Balance			$928,260
Liquidity Pool			$834,752,277
Restricted Cash [4]			$473,582,819
Subsidiaries:
a. Mileage Plus			$349,541
b. Premier Meeting and Travel Services			$1,253,750
c. MyPoints,com			$20,650,613
d. Domicile Management Services			$360,973
e. United Loyalty Services			$5,118,243
f. United Aviation Fuel Corporation			$3,700,622
g. BizJet			$5,307,614
TOTAL BEGINNING BALANCE			$1,458,816,611

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)		$804,644,885
2. Debtor -In-Possession Financing		$686,075,000
3. Other receipts		$110,220,195

TOTAL RECEIPTS	(A)	$1,600,940,080

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [5]
a. Officers		$772,414
b. Non-Officer [6]		$280,869,233

2. Taxes paid or deposited [5]:
a. Federal Income Tax and FICA withholdings		$108,729,656
b. State income tax w/held		$12,759,104
c. State sales or use tax		$184,984
d. Other		$129,655,835	[7]

3. Necessary Operational Disbursements [5]
a. Operating Disbursements (net of Intercompany disbursements)		$567,082,363
b. Transferred to escrows / restricted cash		$40,900,000
c. Other necessary expenses		$0

TOTAL DISBURSEMENTS	(B)	$1,140,953,590

NET RECEIPTS (Line (A) less Line (B))			$459,986,490

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)			$1,918,803,101

Bank One Overnight Investment Account (month over month change) [8]			($14,845,069)

TOTAL ENDING BALANCE			$1,903,958,032

Check

ENDING BALANCE (as of December 31st)
Operating Accounts - DOM		$58,175,889
Operating Accounts - INT		$22,735,904
London Overnight Investment		$4,331,880
Liquidity Pool		$1,205,805,837
Restricted Cash [4]		$578,684,996
Subsidiaries:
Mileage Plus		$479,857
Premier Meeting and Travel Services		$1,280,296
MyPoints,com		$21,162,990
Domicile Management Services		$287,937
United Loyalty Services		$2,951,607
United Aviation Fuel Corporation		$2,753,225
BizJet		$5,307,614

TOTAL ENDING BALANCE		$1,903,958,032

1 See Page 4 for a list of the 28 filing entities
2 Majority of balance due to funding of ordinary course cash requirements preceding Chapter 11 filing
3 Majority of balance due to cash requirements of several Asian banks during Chapter 11 filing
4 Restricted cash does not include $200 million held in a Tax Trust Escrow (see Schedule C)
5 Includes information for domestic entities only
6 Payroll expense includes funding of $37,225,000 for 1/2/2003 payroll
7 Includes US Federal Fuel Tax, Transportation Tax, Liquor Tax, Excise Tax, other tax and a funding of $39,406,615 for 2003 tax payments
8 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool

		BANK
ENTITY:	RECEIPT SUMMARY	ACCTS:	See Schedule "F" for list of bank accounts

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		BANK ONE ACTIVITY	741,714,085

Domestic Operational Receipts		NON BANK ONE ACTIVITY	184,131,367

International Operational Receipts [1]		BEG BALANCE (LESS) ENDING BALANCE PLUS NET REPATRIATION	43,198,138

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	969,043,590	( A )

Debtor-In-Possession Financing			686,075,000	( B )

Other Non-Operational Receipts[2]		SEE FOOTNOTE BELOW	110,220,195	( C )

Less, Non-filing entities		NONE FOR THIS PERIOD	0

		GROSS RECEIPTS (tie to bank statements)	1,765,338,785

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		164,398,705	( D )

		NET RECEIPTS	$1,600,940,080

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)			804,644,885	(A-D )
Debtor -In-Possession Financing			686,075,000	( B )
Other receipts			110,220,195	( C )
			$1,600,940,080

1 Accounts for net repatriation to the liquidity pool of $63,355,503.
2 Includes net activity related to the London overnight investment account, an increase in restricted cash in the amount of $105,102,177, and interest income in the amount of $1,661,944.

		BANK
ENTITY:	LIQUIDITY POOL	ACCTS:	Bank One Acct. #51-67795
			(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		BANK ONE ACTIVITY	739,723,537

Domestic Operational Receipts			-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts [1]		BEG BALANCE (LESS) ENDING BALANCE PLUS NET REPATRIATION	43,198,138

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	782,921,674

Debtor-In-Possession Financing			686,075,000

Other Non-Operational Receipts [2]		SEE FOOTNOTE BELOW	$110,167,742

Less, Non-filing entities		NONE FOR THIS PERIOD	-

		GROSS RECEIPTS	1,579,164,416

		UAL	-
		United Loyalty Services	1,000
		UAL Company Services	-
		Confetti	-
		MyPoints	513,412
		Cybergold	-
		Itarget	-
		MyPoints Offline	-
		UAL Benefits	-
		United BizJet Holdings	-
		United BizJet Charter	-
		United BizJet Fractional	-
		United BizJet Services	-
		Kion Leasing	-
		Premier Meeting and Travel Services	16,720
		United Aviation Fuels Corporation	54,070,000
		Cogen	-
		Mileage Plus	77,036
		Ground Handling Services	-
		United Worldwide	-
		United Vacations	-
		Four Star Leasing	-
		Air Wisconsin Services	-
		Air Wisconsin	-
		Domicile Management Services	-

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	54,678,168

		NET RECEIPTS	$1,524,486,248

1 Accounts for net repatriation to the liquidity pool of $63,355,503.
2 Includes net activity related to the London overnight investment account, an increase in restricted cash in the amount of $105,102,177, and interest income in the amount of $1,661,944.

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
ENTITY:	MYPOINTS.COM, INC. AND SUBSIDIARIES	BANK ACCTS:	Silicon Valley Bank #3300066117, 3300042163
			Silicon Valley Bank #3700276606
		(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		TOTAL BANK ONE ACTIVITY	-

Domestic Operational Receipts	BANK ACTIVITY - SEE ABOVE FOR ACCOUNTS		2,154,675
			-
			-
			-
Total Non-Bank One Receipts			2,154,675

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	2,154,675

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	12,271

Less, Non-filing entities		LIMITED ACTIVITY	-

		GROSS RECEIPTS (tie to bank statement)	2,166,946

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

		NET RECEIPTS	$2,166,946

BANK STATEMENT RECONCILIATION:
Beginning Balance		20,650,613
Receipts		2,166,946
Disbursments		(1,654,569)
Reconciled Ending Balance		$21,162,990

Reported Ending Balance		$21,162,990

Difference		$0

	PREMIER MEETING & TRAVEL SERVICES	BANK
ENTITY:		ACCTS:	Bank One 55-78531
			(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		TOTAL BANK ONE ACTIVITY	55,526

Domestic Operational Receipts[1]			-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	55,526

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities		LIMITED ACTIVITY	-

		GROSS RECEIPTS (tie to bank statement)	55,526

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

		NET RECEIPTS	$55,526

BANK STATEMENT RECONCILIATION:
Beginning Balance		1,253,750
Receipts		55,526
Disbursments		(28,980)
Reconciled Ending Balance		$1,280,296

Reported Ending Balance		$1,280,296

Difference		$0

		BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
		(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts		TOTAL BANK ONE ACTIVITY	-

Domestic Operational Receipts[1]		SHORE BANK	1,114,731
			-
			-
			-
Total Non-Bank One Receipts			1,114,731

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,114,731

Other Non-Operational Receipts [2]		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	40,182

Less, Non-filing entities		LIMITED ACTIVITY	-

		GROSS RECEIPTS (tie to bank statement)	1,154,913

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	1,100,000

		NET RECEIPTS	$54,913

BANK STATEMENT RECONCILIATION:
Beginning Balance	349,541
Receipts	1,154,913
Disbursments	(1,024,598)
Reconciled Ending Balance	$479,857

Reported Ending Balance	$479,857

Difference	$0

1 Usually ZBA accounts. However, the bank did not transfer funds from the main account #17331100 to these accounts to cover the checks cleared in 12/02.
2 Includes stop payments totalling $40,182 associated with the Chapter 11 filing.

ENTITY:	UNITED AVIATION FUELS CORPORATION	BANK ACCTS:	NORTHERN TRUST ACCT. 792705
		(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	TOTAL BANK ONE ACTIVITY		-

Domestic Operational Receipts	Northern Trust Company		180,539,405
			-
			-
			-
Total Non-Bank One Receipts			180,539,405

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE (net of disbursements)		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		180,539,405

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities	LIMITED ACTIVITY		-

		GROSS RECEIPTS (tie to bank statement)	180,539,405

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES (Provide detail above)	106,580,000

		NET RECEIPTS	$73,959,405

BANK STATEMENT RECONCILIATION:
Beginning Balance	3,700,622
Receipts	180,539,405
Disbursments	(181,486,802)
Reconciled Ending Balance	$2,753,225

Reported Ending Balance	$2,753,225

Difference	($0)

ENTITY:	UNITED LOYALTY SERVICES	BANK ACCTS:	BANK ONE ACCT. 11-01955, 11-02250, 10-61639, 11-33545
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE ACTIVITY		1,935,023

Domestic Operational Receipts			-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE (net of disbursements)		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,935,023

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities	LIMITED ACTIVITY		-

		GROSS RECEIPTS (tie to bank statement)	1,935,023

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	1,717,982

		NET RECEIPTS	$217,041

BANK STATEMENT RECONCILIATION:
Beginning Balance	5,118,243
Receipts	1,935,023
Disbursments	(4,101,659)
Reconciled Ending Balance	$2,951,606

Reported Ending Balance	$2,951,607

Difference	($0)

		BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
			(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		TOTAL BANK ONE ACTIVITY	-

Domestic Operational Receipts		CITIBANK	322,555
			-
			-
			-
Total Non-Bank One Receipts			322,555

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	322,555

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities		LIMITED ACTIVITY	-

		GROSS RECEIPTS (tie to bank statement)	322,555

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	322,555

		NET RECEIPTS	$0

BANK STATEMENT RECONCILIATION:
Beginning Balance		360,973
Receipts		322,555
Disbursments		(395,591)
Reconciled Ending Balance		$287,937

Reported Ending Balance		$287,937

Difference		$0

ENTITY:	DISBURSEMENT SUMMARY [1]	BANK ACCTS:	See Schedule "F" for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	772,414	( A )
xxx	PAYROLL NON-OFFICER	280,869,233	( B )

04	AVIATION FUEL[1]	(SEE FUEL SUMMARY BELOW)	332,652,733
06	CATERING	24,763,141
03	RECURRING RENT	26,680,021
01	GENERAL PAYABLES	214,921,184
17	INSURANCE	25,054,105
18	LANDING FEES	20,411,716
xxx	OTHER	86,998,168

SUBTOTAL EXCLUDING PAYROLL	731,481,068	( C )

GROSS DISBURSEMENTS (tie to bank statement)	1,013,122,715

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	164,398,705	( D )

TAXES:
a. Federal Income Tax and FICA withholdings	108,729,656
b. State income tax w/held	12,759,104
c. State sales or use tax	184,984
d. Other	129,655,835
TOTAL TAXES	251,329,580	( E )

NET MONTHLY DISBURSEMENTS	$ 1,100,053,590

Forward to MOR Summary:
Officers Payroll	772,414	( A )
Non-Officer Payroll	280,869,233	( B )
Taxes	251,329,580	( E )
Necessary Operational Disbursements (less intercompany transfers)	567,082,363	(C-D)
$ 1,100,053,590

Fuel Summary:[1]
UAFC Fuel Disbursements	181,486,802
United Fuel Disbursements	151,165,931
Total Fuel Disbursements	332,652,733
Less: Intercompany Transfers	(160,650,000)
Fuel Disbursements	$ 172,002,733

ENTITY:	UAL CORPORATION [1]		BANK ACCTS:	See Schedule "F" for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			123,000
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL			123,000

		GROSS DISBURSEMENTS (tie to bank statement)		123,000

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		123,000

1 Approximated from Income Statement for the month ended December 31, 2002.

		BANK
ENTITY:	UNITED AIRLINES	ACCTS:	See Schedule "F" for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		772,414
xxx	PAYROLL NON-OFFICER[1]		280,087,376

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	151,165,931
06	CATERING		24,763,141
03	RECURRING RENT		26,680,021
01	GENERAL PAYABLES		209,972,986
17	INSURANCE		25,054,105
18	LANDING FEES		20,411,716
xxx	OTHER[2]		86,998,168

	SUBTOTAL EXCLUDING PAYROLL		545,046,068

		GROSS DISBURSEMENTS (tie to bank statement)	825,905,858

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
		United Aviation Fuels Corporation	106,580,000
		Mileage Plus, Inc.	1,100,000
		United Loyalty Services, Inc.	1,717,982
		DMS, Inc	322,555
		TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES	109,720,537

		TAXES:
		a. Federal Income Tax and FICA withholdings	108,553,033
		b. State income tax w/held	12,759,104
		c. State sales or use tax	184,984
		d. Other (specify)[3]	127,161,116
		TOTAL TAXES	248,658,237

		NET MONTHLY DISBURSEMENTS	$ 964,843,558

1 Payroll expense includes pre-funding of $37,225,000 for 1/2/2003 payroll.
2 Includes recurring rent (APO 3), corporate volume agreements (APO8), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims (APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees ($17.4 million), 401K, pilot directed account plan and sick leave trust payments.
3 Includes a pre-fund of $39,406,615 for 2003 tax payments.

ENTITY:	UAL LOYALTY SERVICES [1]	BANK ACCTS:	BANK ONE ACCT. 11-01955, 11-02250, 10-61639, 11-33545
		(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		1,606,939
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		1,606,939

		GROSS DISBURSEMENTS (tie to bank statement)	1,606,939

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	1,000

		TAXES:
		a. Federal Income Tax and FICA withholdings
		b. State income tax w/held
		c. State sales or use tax
		d. Other [2]	2,494,720
		TOTAL TAXES	2,494,720

		NET MONTHLY DISBURSEMENTS	$ 4,100,659

1 Includes disbursements for Mileage Plus Holdings, Inc and Mileage Plus Marketing, Inc. since no cash is dispersed directly by either subsidiary.
2 Includes Excise Tax Payments of $1,615,000 and $879,719.

ENTITY:	UAL COMPANY SERVICES [1]		BANK ACCTS:	See Schedule "F" for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines.

ENTITY:	CONFETTI, INC [1]		BANK ACCTS:	See Schedule "F" for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Loyalty Services, Inc.

				Fleet Bank # 55157711
				Wells Fargo #449-6837055, 10765100
ENTITY:	MYPOINTS.COM, INC. AND SUBSIDIARIES		BANK ACCTS:	Silicon Valley Bank #3300066117, 3300042163 Silicon Valley Bank #3700276606
				(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			327,844

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			1,150,102
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			1,150,102

		GROSS DISBURSEMENTS (tie to bank statement)		1,477,946

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		513,412

		TAXES:
		a. Federal Income Tax and FICA withholdings		176,623
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		176,623

		NET MONTHLY DISBURSEMENTS		$1,141,157

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	BANK ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
ENTITY:	!TARGET.COM, INC. [1]	BANK ACCTS:	Silicon Valley Bank #3300066117, 3300042163 Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

		GROSS DISBURSEMENTS (tie to bank statement)	-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
ENTITY:	MYPOINTS OFFLINE SERVICES [1]		BANK ACCTS:	Silicon Valley Bank #3300066117, 3300042163 Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com.

ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]	BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended December 31, 2002.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.1 2		ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Includes disbursements from BizJet Fractional, BizJet Charter, and BizJet Services.
2 Approximated from Income Statement for the month ended December 31, 2002.

ENTITY:	BIZJET CHARTER [1]		BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings.

ENTITY:	BIZJET FRACTIONAL, INC. [1]		BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings.

ENTITY:	BIZJET SERVICES, INC. [1]		BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings.

BANK
ENTITY:	KION LEASING [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended December 31, 2002.

ENTITY:	PREMIER MEETING AND TRAVEL SERVICES		BANK ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				28,980
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				28,980

		GROSS DISBURSEMENTS (tie to bank statement)			28,980

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			16,720

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			$ 12,261

ENTITY:	UNITED AVIATION FUELS CORP		BANK ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			181,486,802
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			181,486,802

		GROSS DISBURSEMENTS (tie to bank statement)		181,486,802

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		54,070,000

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 127,416,802

ENTITY:	UNITED COGEN [1]		BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				68,000
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				68,000

		GROSS DISBURSEMENTS (tie to bank statement)			68,000

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			68,000

1 Approximated from Income Statement for the month ended December 31, 2002.

BANK
ENTITY:		MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				398,310

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[1]				626,288
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				626,288

		GROSS DISBURSEMENTS (tie to bank statement)			1,024,598

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			77,036

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			$ 947,562

1 Primary drivers of the general payables are the following:

	GEOTEL Software Maint.	$77,036
	Workers' Comp Insurance	$135,116

ENTITY:	UNITED GHS, INC. [1]	BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines.

ENTITY:	UNITED WORLDWIDE CORPORATION [1]		BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended December 31, 2002.

ENTITY:	UNITED VACATIONS, INC. [1]		BANK ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended December 31, 2002.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended December 31, 2002.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				1,005,000
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				1,005,000

		GROSS DISBURSEMENTS (tie to bank statement)			1,005,000

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			1,005,000

1 Approximated from Income Statement for the month ended December 31, 2002.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through Air Wisconsin.

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	55,703

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES[1]	339,888
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	339,888

GROSS DISBURSEMENTS (tie to bank statement)	395,591

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 395,591

1 Primary drivers of the general payables are the following:

Narita Excel Hotel Tokyu	$228,996
Ryoso Grand Transportation	$36,027

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of December 31, 2002.

Signature /s/ Jeffrey T. Kawalsky

Print Name and Title Jeffrey T. Kawalsky; VP and Treasurer

Date 1/30/03

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature /s/ M. Lynn Hughitt

Print Name and Title M. Lynn Hughitt; VP and Controller

Date 1/30/03

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc.,
Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc.,
Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc.,
United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Airlines, Inc., Kion Leasing, Inc., Premier
Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United
Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Aircraft	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent
IAM Retro Payment Participants		Quarterly	$53,535,730	1	0	N/A

SCHEDULE E - Professional Payments
		December
PROFESSIONAL GROUP	DATE OF COURT ORDER AUTHORIZING PAYMENT	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
POORMAN-DOUGLAS	12/09/02	4,590.04	4,590.04	4,590.04	0.00
POORMAN-DOUGLAS	12/09/02	319,200.00	319,200.00	319,200.00	0.00
POORMAN-DOUGLAS	12/09/02	132,638.30	132,638.30	132,638.30	0.00
BABCOCK & BROWN	12/09/02	500,000.00	500,000.00	500,000.00	0.00
POORMAN DOUGLAS	12/09/02	1,861.00	1,861.00	1,861.00	0.00

* Due to the timing of the monthly invoicing requirements of the Interim Compensation Order dated 12/09/02, this will be reported one month in arrears. For example, December 2002 activity will be reported in January 2003.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
			Tie -out	Consol.	Filed	Non-Filed
				A/R	Entities	Entities
	Beginning of month balance	1,021,166,210		$820,634,662	817,366,927	$3,267,735

	Add: sales on account	$649,438,337

	Less: collections	($853,045,191)

	Less: Write-offs and Clearing	($192,430)

	End of month balance	$817,366,927

			0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	End of Month Total

			$733,995,500	$44,137,814	$13,077,871	$26,155,742	$817,366,927

			89.8%	5.4%	1.6%	3.2%

STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)

	Consolidated Filing Entities		Tie -out	Consol.	Filed	Non-Filed
				A/P	Entities	Entities
	Beginning of month balance	$0		$34,900,388	$32,416,488	$2,483,900

	Add: credit extended	$0

	Less: payments on account	$0

	End of month balance	$32,416,488

			0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	End of Month Total

			$32,416,488	$0	$0	$0	$32,416,488

ITEMIZE ALL POST PETITION PAYABLES OVER 30 DAYS OLD, BASED ON POSSESSION / RECEIPT DATE

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 178 domestic bank accounts, the Debtor operates 107 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account or closed account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	1207133
ALPINE BANK CO	Grand Junction, CO	7720002062
AMSOUTH BANK	Birmingham, AL	82950903
AMSOUTH BANK	Knoxville, TN	162551
ASSOCIATED BANK -WI	Madison, WI	2191009471
BANK OF AMERICA	Chicago, IL	8188103020
BANK OF AMERICA	North Charleston, SC	375188620
BANK OF AMERICA	Baltimore, MD	3750300507
BANK OF AMERICA	Savannah, GA	3751888594
BANK OF AMERICA	Greenville, SC	3751888604
BANK OF AMERICA	Richmond, VA	3750547894
BANK OF AMERICA	Greensboro, NC	3750344521
BANK OF AMERICA	Wichita, KS	3750931918
BANK OF AMERICA	Springfield, MO	3750931921
BANK OF AMERICA	Kansas City, MO	3750932166
BANK OF AMERICA	Portland, OR	2113906460
BANK OF AMERICA	Austin, TX	3750503223
BANK OF AMERICA	San Antonio, TX	3750503841
BANK OF AMERICA	San Francisco, CA	1233310157
BANK OF AMERICA	San Francisco, CA	1233411038
BANK OF AMERICA	San Francisco, CA	1233212185
BANK OF AMERICA	San Francisco, CA	1233153648
BANK OF AMERICA CALIF PZ	San Francisco, CA	1233520636
Bank of America PZ-CA	DeKalb, Ga	3299779290
BANK OF AMERICA SFOTK	San Francisco, CA	1233813257
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	1233110252
BANK OF AMERICA WASHINGTON	Seattle, WA	1233685731
BANK OF HAWAII	Honolulu, HI	18002825
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	147540
BANK OF NEW YORK	New York, NY	1070034677
BANK OF NEW YORK	White Plains, NY	1214195
BANK OF OKLAHOMA	Tulsa, OK	204095016
BANK OF THE WEST	San Jose, Ca	1009811
BANK ONE	Chicago, IL (Miami Cluster)	1088111
BANK ONE	Grand Rapids, MI	9888838
BANK ONE (Tickets By Mail)	Detroit, MI	361409134
BANK ONE	Detroit, MI	403313
BANK ONE	Lexington, KY	260132829
BANK ONE	Chicago, IL	1102722
BANK ONE	Chicago, IL	1067545
BANK ONE (AirWisconsin)	Traverse City, MI	135000263230
BANK ONE (CAFETERIA)	Chicago, IL	5570751
BANK ONE	Chicago, IL	5167795
BANK ONE	Chicago, IL	5937795
BANK ONE	Chicago, IL	5065437
BANK ONE	Chicago, IL	5948983
BANK ONE INDIANAPOLIS	Indianapolis, IN	192055283
BANK ONE OF OKLAHOMA	Oklahoma City, OK	10361364
CANADIAN IMPERIAL	Toronto, Ontario Canada	498416
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	1100314635
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	24554
CAPITAL SAVINGS BANK	El Paso, TX	13002374
Charter One Bank	Binghamton, NY	5070016139
CHASE BANK	New York, NY	9101123884
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	7191369516
CHASE MANHATTAN BANK	New York, NY (LGA)	144032079
CHITTENDEN TRUST CO	Burlington, VT	16502146
CITIBANK	New York, NY	00000828
CITIBANK	New York, NY	40705216
CITIBANK (EMP WELFARE)	New York, NY	40014095
CITIBANK, N.A.	Jamaica, NY (JFK)	96566032
City National Bank	Charleston, WV	8001601320
COMERICA	Detroit, MI	1076009370
COMERICA (AirWisconsin)	Lansing, MI	1850697010
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	23108929
FIFTH THIRD BANK	Florence, KY	30301162
FIFTH THIRD BANK	Kalamazoo, MI	1505156
FIRST BANK OF AVON	Avon, CO	3535514568
FIRST CITIZENS BANK	Raleigh, NC	861260138
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	131250506
FIRST HAWAIIAN BANK	Honolulu, HI	1036114
FIRST MIDWEST BANK	Moline, IL	162019
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	14670
FIRST UNION	Philadelphia, PA	10526702
FIRST UNION BANK	Allentown, PA	73380079
FIRST UNION BANK	Roanoke, VA	14045156
FIRST UNION BANK	Newark, NJ	11000607814
FIRST UNION BANK	Newark, NJ	11306974018
FIRSTAR BANK	Cedar Rapids, IA	123371304
FIRSTAR BANK	St. Louis, MO	1690400823
FIRSTAR, N.A.	Cleveland, OH	576721732
FLEET	Boston, MA	50081033
FLEET BANK	Manchester, NH	510050107
FLEET NATIONAL BANK	Providence, RI	105903257
FREELAND STATE BANK	Freeland, MI	2010909
FVB COLONIAL	Richmond, VA	37035118
HARRIS BANK	Chicago, IL	4323200
HSBC	Buffalo, NY	750735848
JACKSON STATE BANK-WY	Jackson Hole, WY	2208998
KEY BANK	Newburgh, NY	323340028618
KEY BANK	Dayton, OH	800095758
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	229000918
KEY BANK OF EASTERN N.Y.	Albany, NY	42015709
M & I BANK	Milwaukee, WI	00024083829
M & I BANK FOX VALLEY	Appleton, WI	63419181
M & I BANK OF MOSINEE	Mosinee, WI	160549
M & I MARSHALL & ILSLEY	Green Bay, WI	28661494
M & T BANK	Middletown, PA	8892563092
MERCANTILE TRUST & SAVINGS	Quincy, IL	133663
MONTROSE BANK CO	Montrose, CO	906808
NATIONAL CITY	Columbus, OH	823802979
NATIONAL CITY BANK	Pittsburgh, PA	3580000182
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	250000122
NATIONAL CITY BANK OF MI/IL	Peoria, IL	10077453
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	628739046
NORTHERN TRUST	Chicago, IL	54313
NORTHERN TRUST	Chicago, IL	100315
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	78883
NORTHERN TRUST CO 15 & 16	Chicago, IL	30192517
NORTHERN TRUST CONTROL ACCT	Chicago, IL	92517
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	30392517
NORTHERN TRUST LOCAL DISB	Chicago, IL	30292517
PEOPLES HERITAGE	Portland, ME	19023368
PNC Bank	Avoca, PA	9009109249
PNC Bank	State College, PA	1014519668
RIGGS NATIONAL	Washington, DC	7026887
SUN TRUST	Washington, DC	201168618
SUN TRUST BANK	Nashville, TN	6825826
SUN TRUST BANK	Orlando, FL	215247485924
THE NORTHERN TRUST	Chicago, IL	845213
TIDEWATER BANK	Norfolk, VA	50034863
U.S. BANK OF MINNESOTA	Medford, OR	53602792621
UNION BANK OF CALIFORNIA	San Diego, CA	700425460
UNIZAN BANK	North Canton, OH	22732233
US Bank	Fargo, ND	163070235995
US BANK	Aspen, CO	25400894239
US BANK	Rapid City, SD (Mileage Plus)	74500680981
US BANK (HELENA, MONTANA)	Billings, MT	52011391066
US BANK (MINNESOTA)	Lincoln, NE	49402500990
US BANK (MINNESOTA)	Seattle, WA	153501819483
WACHOVIA	Chicago, IL	8735006146
Wachovia Bank & Trust	Charlottesville, VA	1841258588
Wachovia Bank & Trust	Cayce, SC	320516040
WACHOVIA BK & TRST 230 OPER	Chicago, IL	453000230
WACHOVIA BK & TRST 231 PZ	Chicago, IL	451000231
WACHOVIA: "MPI"	Chicago, IL	C) 6262-093772
WACHOVIA: "OFFICERS"	Chicago, IL	A) 0459-002797
WACHOVIA: "PREMIER"	Chicago, IL	B) 6261-127433
WEBSTER BANK	Hartford, CT	80001181
WELLS FARGO	Portland, OR	4159582253
WELLS FARGO	Los Angeles, CA	4075146969
WELLS FARGO	Seattle, WA	4159657428
WELLS FARGO	Grapevine, TX	5690555111
WELLS FARGO	Anchorage, AK	6846777
WELLS FARGO BANK	Phoenix, AZ	4159532878
WELLS FARGO BANK	Houston, TX	4159778158
WELLS FARGO BANK IOWA	Des Moines, IA	0289056673
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	1360691446
WELLS FARGO BANK S. DAKOTA	Rapid City, SD	885013070
WELLS FARGO BANK WEST	Denver, CO	1010910271
WELLS FARGO BANK WEST	Ignacio, Colorado	6638007234
WELLS FARGO BANK WEST	Colorado Springs, CO	5240194209
WELLS FARGO BANK, N.A.	Boise, ID	30121412
WELLS FARGO BANK, NA	Las Vegas, NV	4159570399
WELLS FARGO BANK-NE	Omaha, NE	1155040327
WELLS FARGO-LAS VEGAS	Las Vegas, NV	6631969841
WELLS FARGO-MINNESOTA	Minneapolis, MN	1094387
WELLS FARGO-NEW MEXICO	Albuquerque, NM	1037500066
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	4790000115
WESTAMERICA BANK	Suisun, CA	606761914
WHITNEY NATIONAL	New Orleans, LA	20094023
ZIONS BANK:AW	Salt Lake City, UT	13106877

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
ABN AMRO	Switzerland	21001472
ABN AMRO	ENGLAND	100404
ABN AMRO	ENGLAND	40096149
ABN AMRO	ENGLAND	40112640
KREDIETBANK	Belgium	427915449173
COMMERZ BANK	Germany	423984400
COMMERZ BANK	Germany	42-45544-00
COMMERZ BANK	Germany	423984400
BANQUE NATIONALE de PARIS	France	2305901460
BANQUE NATIONALE de PARIS	France	2305979060
BANQUE NATIONALE de PARIS	France	1000176118
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	46452001
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	46452052
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	102966255
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	46452028
BANK OF IRELAND	Ireland	31468618
MONTE DE PASCHI	Italy	3951090
ABN AMRO BANK	Netherlands	454376219

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	14002007910189
CHINA CONSTRUCTION BANK	China	27300102
BANK OF CHINA	China	13308120000035
CHINA CONSTRUCTION BANK	China	B0814221000S820
BANK OF CHINA	China	901481200300
BANK OF EAST ASIA	Hong Kong	51440141356
HONGKONG & SHANGHAI BANK	Hong Kong	40195019211
BANK OF EAST ASIA	Hong Kong	1551420039902
HONGKONG & SHANGHAI BANK	Hong Kong	40192800712
CITIBANK	India	2202026
THE BANK OF TOKYO MITSUBISHI	Japan	2210303
THE BANK OF TOKYO MITSUBISHI	Japan	29033
THE BANK OF TOKYO MITSUBISHI	Japan	264180
THE BANK OF TOKYO MITSUBISHI	Japan	0127401
THE BANK OF TOKYO MITSUBISHI	Japan	264199
BANK OF AMERICA	Korea	607040167038
KOREA EXCHANGE BANK	Korea	1113383255
KOREA EXCHANGE BANK	Korea	10101453
KOREA EXCHANGE BANK	Korea	1016532378
BANK OF AMERICA	Korea	5
BANK OF AMERICA	Korea	607040167137
WESTPAC BANKING CORPORATION	New Zealand	78795202
WESTPAC BANKING CORPORATION	New Zealand	101857374001
BANK OF AMERICA	Singapore	621241718010
BANK OF AMERICA	Thailand	62041924018
CITIBANK	Taiwan	14540008
CITIBANK	Taiwan	5014540204
BANK OF AMERICA HONG KONG	Hong Kong	44706071
BANK OF AMERICA HONG KONG	Hong Kong	44706039
BANK OF AMERICA HONG KONG	Hong Kong	44706112
BANK OF AMERICA HONG KONG	Hong Kong	44706104
BANK OF AMERICA HONG KONG	Hong Kong	44706055

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	804790012
BANCO DE BOSTON	Argentina	931020042357
BANCO DE LA NACION	Argentina	19885045
BANCO RIO DE LA PLATA	Argentina	161525
CARIBBEAN MERCANTILE BANK	Aruba	22379101
CARIBBEAN MERCANTILE BANK	Aruba	22379602
BANCO SAFRA	Brazil	016340-0
BANCO SAFRA	Brazil	012161-1
UNIBANCO	Brazil	208535-7
BANCO DE BRASIL	Brazil	50505-6
BANCO BOSTON	Brazil	188042-05
BANCO SAFRA	Brazil	013229-0
BANCO SAFRA	Brazil	10014
BANCO DE CHILE	Chile	162044458
BANCO DE CHILE	Chile	168660406
BANCO DE COSTA RICA	Costa Rica	1547658
BANCO DE COSTA RICA	Costa Rica	1547666
BANCO DE SAN JOSE	Costa Rica	903146967
BANCO DE SAN JOSE	Costa Rica	903146983
BANCO DE OCCIDENTE	Guatemala	115739823
CITIBANK	Guatemala	3565009
BANCA SERFIN	Mexico	9005015192
BANCA SERFIN	Mexico	9009044154
BANCO CUSCATLAN	El Salvador	82100182
CITIBANK	El Salvador	0111-226008
SUDAMERIS BANK	Uruguay	8874512
SUDAMERIS BANK	Uruguay	8874512
BANCO MERCANTIL	Venezuela	1070512284
BANCO PROVINCIAL	Venezuela	130100115094
BANCO MERCANTIL	Venezuela	8301819612

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	107867354
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	9216316
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	9216413
CITIBANK	PANAMA	500323019
CITIBANK	PHILIPPINES	30013044
CITIBANK	PHILIPPINES	30013001
CITIBANK	HUNGARY	50146006
PRODUBANCO	ECUADOR	2005017196
ISLANDSBANKI	ICELAND	51326406022
MERITA BANK	FINLAND	157230308577
BANCO POPULAR ESPANOL-ESP	SPAIN	601060424
SKANDINAVISKA	SWEDEN	52771008017
SWISS BANK CORP	SWITZERLAND	46467250
BANK AUSTRIA AG	AUSTRIA	602509606
DANSKE BANK	DENMARK	3015134119
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	60050743600
CREDIT LYONNAIS	VIETNAM	210050201000082
CAYMAN NATIONAL BANK	BRITISH WI	2103296
NED BANK	SOUTH AFRICA	1986237583
BANK HANDLOWY	POLAND	501203009
BANCO COMERCIAL PORTUGAL	PORTUGAL	13824908
BANCO COLPATRIA	COLOMBIA	131079034
BANCO COLPATRIA	COLOMBIA	132027250
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	9206418
BANK OF MONTREAL	CANADA	7821035931

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED BIZJET HOLDINGS, INC.
BANK ONE	USA	10-96072
UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	792705
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	724-1-100168
MILEAGE PLUS, INC.
SHORE BANK	USA	017331100
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	9230610
BANK ONE	USA	5578531
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	3300066117
SILICON VALLEY BANK	USA	3300042163
SILICON VALLEY BANK	USA	3300276606
FLEET BANK	USA	005515-7711
WELLS CAPITAL MANAGEMENT	USA	10765100
WELLS FARGO BANK	USA	449-6837055
UAL LOYALTY SERVICES
BANK ONE	USA	11-01955
BANK ONE	USA	11-02250
BANK ONE	USA	10-61639
BANK ONE	USA	11-33545
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	0900 904415-4
BANCA SERFIN, S.A.	MEXICO	0900 501519-2
CITIBANK	USA	30526978

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee wages are paid to a third party payroll service, Ernst & Young, LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.